del Rey Global Investors Funds

del Rey Monarch Fund

SUPPLEMENT DATED FEBRUARY 15, 2011 TO PROSPECTUS

DATED JANUARY 31, 2011

Effective immediately, the information contained in the prospectus is changed to reflect the following:

A subscription period for Institutional Shares of the Fund will end on February 28, 2011, unless extended. It is expected that the Fund will begin operating on March 1, 2011.